UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 16, 2022

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

CBL & Associates Properties, Inc.:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Effective February 16, 2022, the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (herein the “Company” or “CBL”) approved the terms of new awards of Performance Stock Units (“PSUs”) to selected officers, including the following PSU awards to four of the five officers who currently qualify as “named executive officers” of CBL pursuant to Item 402(a)(3) of Securities and Exchange Commission (“SEC”) Regulation S-K:

Named Executive Officer	Number of PSUs Granted
Stephen D. Lebovitz, Chief Executive Officer	366,667
Farzana Khaleel, Executive Vice President – Chief Financial Officer	61,111
Michael I. Lebovitz, President	61,111
Jeffery V. Curry, Chief Legal Officer and Secretary	61,111

The terms of these PSU Awards, which were granted pursuant to the CBL & Associates Properties, Inc. 2021 Equity Incentive Plan (the “EIP”), may be summarized as follows:

•	The PSUs are earned over a four-year performance period aligned with fiscal years 2022 through 2025, as follows:

Year 1 (14 months)*	Year 2 (12 months)*	Year 3 (12 months)*	Year 4 (12 months)*
11/1/2021 – 12/31/2022	1/1/2023 – 12/31/2023	1/1/2024 – 12/31/2024	1/1/2025 – 12/31/2025

*Exclusive of the Stated Goal Grace Periods for each year and, for Year 4, the TMR Year 4 Grace Period (each as defined below).

•	One-quarter of the PSUs are assigned to each fiscal year within the four-year performance period (each, an “Annual Performance Period” and all four, collectively, the “Full Performance Period”).
•

The PSUs are earned for a fiscal year if both: (i) a quantitative total market return goal (the “TMR Goal”), and (ii) a Company-specific stated goal (the “Stated Goal”), for the fiscal year are achieved.

•

The total market return (or TMR) is calculated as the sum of: (i) the average of the multiple of the Company’s average number of shares of common stock outstanding and the average closing share price of common stock for twenty consecutive trading days, and (ii) the value of cash dividends declared during the applicable fiscal year performance period.

•

The TMR Goal is met if the required level of total market return is achieved at any time during the last 90 trading days of the applicable fiscal year; provided that an additional six month extended measurement period will be applied for the fourth and final fiscal year (the “TMR Year 4 Grace Period”).

•

The Stated Goal for each year will be met if it is achieved at any time during a cumulative performance period beginning November 1, 2021 and ending on December 31 of the applicable calendar year (the “Stated Goal Performance Period”), subject to a grace period of 6-months following the last day of each Stated Goal Performance Period (the “Stated Goal Grace Period”).  If the Stated Goal is not achieved for any fiscal year measurement period (including the applicable grace period), then the PSUs allocable to that fiscal year will be forfeited.

•

If the Stated Goal for a fiscal year is achieved but the TMR Goal is not achieved, then the unearned PSUs for the fiscal year will carry over to the succeeding fiscal year and may be earned based on attainment of the goals for the subsequent performance period.

•	If the Stated Goal is achieved for all four fiscal years, then 50% of any outstanding PSUs will be earned.
•

If a participating officer’s employment is terminated prior to the end of any Annual Performance Period due to death or disability (as defined in the PSU award agreements), or due to a termination by the Company without “Cause” (as defined in the PSU award agreements), then the officer will be entitled to receive a pro rata portion of any PSUs earned for that Annual Performance Period (determined by dividing the number of days from January 1 of the applicable Annual Performance Period through the date of such termination by 365), and any remaining PSUs for such Annual Performance Period, and any subsequent Annual Performance Period, will be forfeited.

•	The PSUs are earned over a four-year performance period aligned with fiscal years 2022 through 2025, as follows:

Performance Period (1)	Year 1 (11/1/2021 – 12/31/2022)	Year 2 (1/1/2023 – 12/31/2023)	Year 3 (1/1/2024 – 12/31/2024)	Year 4 (1/1/2025 – 12/31/2025)
TMR Goal (2)	$728,000,000	$815,360,000	$913,203,200	$1,022,787,584
Stated Goal	Complete exchange of the Company’s 7% Notes and Refinance of the Company’s 10% Notes	Achieve an MSCI ESG Rating of B or higher for the Company	Address secured mortgage loans through purchase, sale, conveyance, refinance, restructure or extension, based on a schedule of debt maturities approved by the Compensation Committee	Execute an extension option or refinance the Company’s term loan
(1)	Performance Periods are exclusive of the TMR Year 4 Grace Period and the Stated Goal Grace Period applicable to each year.
(2)	TMR Goal is based on a 12% cumulative annual return over the Full Performance Period, against an assumed base of $650 million.

As cash or stock dividends are paid on the shares of the Company’s common stock underlying the PSUs, those dividends will increase the number of a participant’s outstanding PSUs.  In the case of cash dividends, the number of additional PSUs will be determined based on the number of shares of Company common stock that could be purchased with such cash dividends at the then-current price of Company common stock.

As soon as administratively practicable following the date on which the Company’s Compensation Committee certifies that a PSU award is earned for a fiscal year, the Company will issue to the participant one share of the Company’s common stock for each earned PSU.  Settlement is subject to applicable tax withholding.

The foregoing description of the PSU awards is qualified in its entirety by reference to the full text of the Company’s EIP and the Form of Performance Stock Unit Award Agreement for such awards, each of which is filed or incorporated by reference as an exhibit to this report.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective February 16 ,2022, the Company’s Board of Directors, on the recommendation of the Board’s Nominating/Corporate Governance Committee, approved the amendment and restatement of the Company’s Third Amended and Restated Code of Business Conduct and Ethics, to create the Fourth Amended and Restated Code of Business Conduct and Ethics (the “Code”).  In addition to making certain technical and administrative updates, this amendment and restatement:

•

updated the provisions of the Code concerning conflicts of interest, related party transactions and the Non-Retaliation Policy to align with the Company’s current policies and to reflect the consolidation of certain provisions under the Code in conjunction with the elimination of the Company’s separate Related Party Transactions Policy;

•	added language to align the Code with the Company’s current policies concerning equal employment opportunity and political activities and contributions;
•

made certain changes to appropriately coordinate the Code with the Company’s Second Amended and Restated Certificate of Incorporation and Fourth Amended and Restated Bylaws, as recently adopted in connection with the Company’s emergence from Chapter 11 reorganization;

•	added an affirmative requirement for an annual written affirmation of compliance; and
•	clarified the application of the Code to the Company’s Board of Directors;

The foregoing description of the amendments made in conjunction with the adoption of the Fourth Amended and Restated Code of Business Conduct and Ethics is qualified in its entirety by reference to the full text of the Code, which is available in the “Investor Relations – Governance – Governance Documents” section of the Company’s web site at cblproperties.com

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	CBL & Associates Properties, Inc. 2021 Equity Incentive Plan. Incorporated by reference from the Company’s Current Report on Form 8-K, filed on November 16, 2021.
10.2	Form of 2022 Performance Stock Unit Award Agreement under CBL & Associates Properties, Inc. 2021 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

Date: February 23, 2022	/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer